EXHIBIT 4.2

                    THIRD AMENDING AGREEMENT

This Amending Agreement made as of the 24th day of February, 1998

B E T W E E N :

          JOHN DEERE LIMITED, a corporation incorporated under the laws of Canada,

          ("Deere Canada")

                                         OF THE FIRST PART
          and -

          JOHN DEERE CREDIT INC., a corporation amalgamated under the laws of Canada,

          ("Deere Credit")

                                         OF THE SECOND PART

          and -

          DEERE & COMPANY, a corporation incorporated under the laws of the State of Delaware,

          ("Deere")

                                         OF THE THIRD PART

          CANADIAN IMPERIAL BANK OF COMMERCE,
          ROYAL BANK OF CANADA and
          THE TORONTO-DOMINION BANK,

          (collectively, the "Lenders")

                                         OF THE FOURTH PART

          and -

          THE TORONTO-DOMINION BANK,

          (the "Agent")

                                         OF THE FIFTH PART

    WHEREAS pursuant to the U.S.$612,500,000 loan agreement dated as of April 5, 1995, as amended by a First Amending Agreement made as of the 27th day of February, 1996 and by a Second Amending Agreement made as of the 25th day of February, 1997 (the "Loan Agreement"), between Deere Canada, Deere Credit (a successor to John Deere Finance Limited), the Lenders and the Agent, the Lenders agreed to make and have made Loans to the Borrowers;

    AND WHEREAS the Borrowers have requested that certain provisions of the Loan Agreement be modified in the manner provided for in this Agreement and the Lenders are willing to agree to such modifications as provided for in this Agreement;

    AND WHEREAS each of Deere Canada and Deere Credit has guaranteed the obligations of the other under the Loan Agreement pursuant to Guarantees dated as of April 5, 1995 in favour of the Lenders and the Agent and the Lenders have required as a condition of entering into this Agreement that Deere Canada and Deere Credit confirm that such Guarantees are in full force and effect, unamended;

    AND WHEREAS Deere subordinated debts owing to it by Deere Canada in favour of the Lenders pursuant to a Subordination Agreement dated April 5, 1995 and the Lenders have required as a condition of entering into this Agreement that Deere and Deere Canada confirm that such Subordination Agreement is in full force and effect, unamended;

    NOW THEREFORE in consideration of the premises and in consideration of other valuable consideration and the sum of $1.00 now paid by each of the parties hereto to the others, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

1.  Defined Terms

    All capitalized terms used and not defined herein have the meanings ascribed to them in the Loan Agreement.

2.  Certain Amendments to Loan Agreement

    (a) The Loan Agreement is hereby amended by deleting the reference to "U.S.$612,500,000" from the cover page thereof and by deleting from the first recital thereto the words
"U.S.$612,500,000" and substituting in their place in the first recital the words "the Credit Facility Amount";

    (b)  Section 1.1 of the Loan Agreement is hereby amended by:

         (i) inserting the following definition in correct alphabetical order: " "Third Amendment Effectiveness Date" means the date on which the Third Amending Agreement made as of February 24, 1998 becomes effective;";

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

         (ii) deleting the definition of "Credit Facility" and inserting the following in its place:

               " "Credit Facility" means the credit facility in the maximum principal amount equal to the aggregate Commitments, which on the date hereof is U.S.$525,000,000, as the same may be increased from time to time pursuant to section 2.21 of the USD Agreement, which is being extended by the Lenders to the Borrowers hereunder;";

         (iii) deleting the definition of "Credit Facility
Amount" and inserting the following in its place:

               " "Credit Facility Amount" means at any time the aggregate amount of the Commitments at such time (which at the date hereof is U.S.$525,000,000), as the same may be increased from time to time pursuant to section 2.21 of the USD
Agreement;"; and

    (c) Section 2.1 of the Loan Agreement is hereby amended by deleting the reference to "U.S.$612,500,000" and substituting in its place the words "the Credit Facility Amount" and inserting immediately thereafter the words "as the same may be increased from time to time pursuant to section 2.21 of the USD Agreement".

3.  Conditions to Effectiveness

    This Agreement shall become effective on the date on which all of the following conditions precedent have been satisfied or waived:

    (a) execution and delivery of this Agreement by each Borrower, each Guarantor, Deere, each Lender and the Agent;

    (b) receipt by the Agent, with a counterpart for each Lender, of a certificate of any Vice-President, the Secretary or Assistant Secretary of each Borrower, each Guarantor and Deere, dated the Third Amendment Effectiveness Date, certifying the names and true signatures of the officers of such Borrowers, Guarantors and Deere authorized to sign this Agreement, together with evidence of the incumbency of such Vice-President, Secretary or Assistant Secretary;

    (c) receipt by the Agent, with a counterpart for each Lender, of a copy of the resolutions in form and substance satisfactory to the Agent, of the board of directors of each of the Borrowers and the Guarantors authorizing the execution, delivery and performance of this Agreement, certified by their respective Secretary or Assistant Secretary as of the Third Amendment Effectiveness Date, which certificate shall state that the resolutions therein certified have not been amended, modified, revoked or rescinded as of the date of such certificate; and

    (d) receipt by the Agent, with a counterpart for each Lender, of an opinion of Fasken Campbell Godfrey, special counsel to the Borrowers, and an opinion of Frank S. Cottrell, Esq., or his successors, as general counsel, or an associate general counsel, of Deere, each dated the Third Amendment Effectiveness Date and addressed to the Lenders and the Agent, substantially in the forms of the opinions of such counsel dated April 5, 1995 with changes therein to reflect that such opinions are in respect of this Agreement and are rendered on the Third Amendment Effectiveness Date. Such opinions shall also cover such other matters incidental to the transactions contemplated by this Agreement as the Agent shall reasonably require.

4.  Amendment and Confirmation of Representations and Warranties

    (a) Section 8.1 of the Loan Agreement is hereby amended by deleting the reference therein to "John Deere Insurance Company of Canada" and to "Homelite Canada Limited" and inserting in their place the names "John Deere Foundation of Canada" and "John Deere Consumer Products Limited".

    (b) Section 8.7 of the Loan Agreement is hereby deemed amended by deleting the date "October 31, 1996" in the third line and by substituting in lieu thereof the date "October 31, 1997".

    (c) The representations and warranties made by each of the Borrowers in the Loan Agreement, as amended by this Agreement, are true and correct in all material respects on and as of the Third Amendment Effectiveness Date, before and after giving effect to the effectiveness of this Agreement as if made on and as of the Third Amendment Effectiveness Date except as otherwise disclosed in writing to the Agent or to the extent such representations and warranties expressly relate to an earlier date.

5.    USD Agreement

Each of the parties hereto confirms that the USD Agreement referred to in the Loan Agreement is the U.S.$3,500,000,000 Amended and Restated Credit Agreement dated as of the date hereof among the USD Borrowers, certain financial institutions, The Chase Manhattan Bank, as USD Agent, and other agents as the same may be further amended, restated, supplemented or replaced from time to time.

6.  Confirmation by Guarantors

    Each Guarantor hereby consents to the terms and conditions of this Agreement. Deere Canada hereby confirms that the Guarantee executed by it dated as of April 5, 1995 has not been released, discharged, waived or varied by this Agreement, is in full force and effect, and constitutes a legal, valid and binding obligation of it. Deere Credit hereby confirms that the Guarantee assumed by it pursuant to the terms of the Assumption Agreement (as defined in the Second Amending Agreement made as of the 25th day of February, 1997) has not been released, discharged, waived or varied by this Agreement, is in full force and effect and constitutes a legal, valid and binding obligation of it.

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

7.  Confirmation by Deere and Deere Canada

    Deere hereby consents to the terms and conditions of this Agreement and each of Deere and Deere Canada hereby confirms that the Subordination Agreement executed by it dated April 5, 1995 has not been released, discharged, waived or varied by this Agreement, is in full force and effect and constitutes a legal, valid and binding obligation of it. Deere is a party to this Agreement solely for the purposes of the confirmation contained in this paragraph.

8.  Confirmation

    Except as expressly amended, modified and supplemented hereby, the parties hereto confirm the terms and conditions of the Loan Agreement and that they are and shall remain in full force and effect.

9.  Governing Law; Counterparts

    (a) This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario.

    (b) This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

    IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

                             JOHN DEERE LIMITED,
                             as Borrower

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

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

                             JOHN DEERE LIMITED,
                             as Guarantor

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             JOHN DEERE CREDIT INC.
                             as Borrower

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             JOHN DEERE CREDIT INC.,
                             as Guarantor

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

Attested by:                 DEERE & COMPANY

____________________         By: ____________________
Name:                        Name:
Title:                       Title:

                             By: ____________________
                             Name:
                             Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             ROYAL BANK OF CANADA

                             By: ____________________
                             Name:
                             Title:

                             THE TORONTO-DOMINION BANK
                             as a Lender

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             THE TORONTO-DOMINION BANK
                             as Agent

                             By: ____________________
                             Name:
                             Title:

                   THIRD AMENDING AGREEMENT

This Amending Agreement made as of the 24th day of February, 1998

B E T W E E N :

          JOHN DEERE LIMITED, a corporation incorporated under the laws of Canada,

          ("Deere Canada")

                                         OF THE FIRST PART
          and -

          JOHN DEERE CREDIT INC., a corporation amalgamated under the laws of Canada,

          ("Deere Credit")

                                         OF THE SECOND PART

          and -

          DEERE & COMPANY, a corporation incorporated under the laws of the State of Delaware,

          ("Deere")

                                         OF THE THIRD PART

          CANADIAN IMPERIAL BANK OF COMMERCE,
          ROYAL BANK OF CANADA and
          THE TORONTO-DOMINION BANK,

          (collectively, the "Lenders")

                                         OF THE FOURTH PART

          and -

          THE TORONTO-DOMINION BANK,

          (the "Agent")

                                         OF THE FIFTH PART

    WHEREAS pursuant to the U.S.$87,500,000 loan agreement dated as of April 5, 1995, as amended by a First Amending Agreement made as of the 27th day of February, 1996 and by a Second Amending Agreement made as of the 25th day of February, 1997 (the "Loan Agreement"), between Deere Canada, Deere Credit (a successor to John Deere Finance Limited), the Lenders and the Agent, the Lenders agreed to make and have made Loans to the Borrowers;

    AND WHEREAS the Borrowers have requested that certain provisions of the Loan Agreement be modified in the manner provided for in this Agreement and the Lenders are willing to agree to such modifications as provided for in this Agreement;

    AND WHEREAS each of Deere Canada and Deere Credit has guaranteed the obligations of the other under the Loan Agreement pursuant to Guarantees dated as of April 5, 1995 in favour of the Lenders and the Agent and the Lenders have required as a condition of entering into this Agreement that Deere Canada and Deere Credit confirm that such Guarantees are in full force and effect, unamended;

    AND WHEREAS Deere subordinated debts owing to it by Deere Canada in favour of the Lenders pursuant to a Subordination Agreement dated April 5, 1995 and the Lenders have required as a condition of entering into this Agreement that Deere and Deere Canada confirm that such Subordination Agreement is in full force and effect, unamended;

    NOW THEREFORE in consideration of the premises and in consideration of other valuable consideration and the sum of $1.00 now paid by each of the parties hereto to the others, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

1.  Defined Terms

    All capitalized terms used and not defined herein have the meanings ascribed to them in the Loan Agreement.

2.  Certain Amendments to Loan Agreement

    (a) The Loan Agreement is hereby amended by deleting the reference to "U.S.$87,500,000" from the cover page thereof and by deleting from the first recital thereto the words
"U.S.$87,500,000" and substituting in their place in the first recital the words "the Credit Facility Amount";

    (b)  Section 1.1 of the Loan Agreement is hereby amended by:

         (i) inserting the following definition in correct alphabetical order: " "Third Amendment Effectiveness Date" means the date on which the Third Amending Agreement made as of February 24, 1998 becomes effective;";

         (ii) deleting the definition of "Credit Facility" and inserting the following in its place:

               " "Credit Facility" means the credit facility in the maximum principal amount equal to the aggregate Commitments, which on the date hereof is U.S.$225,000,000, as the same may be increased from time to time pursuant to section 2.21 of the USD Agreement, which is being extended by the Lenders to the Borrowers hereunder;";

         (iii) deleting the definition of "Credit Facility
Amount" and inserting the following in its place:

               " "Credit Facility Amount" means at any time the aggregate amount of the Commitments at such time (which at the date hereof is U.S.$225,000,000), as the same may be increased from time to time pursuant to section 2.21 of the USD
Agreement;"; and

    (c) Section 2.1 of the Loan Agreement is hereby amended by deleting the reference to "U.S.$87,500,000" and substituting in its place the words "the Credit Facility Amount" and inserting immediately thereafter the words "as the same may be increased from time to time pursuant to section 2.21 of the USD Agreement".

3.  Conditions to Effectiveness

    This Agreement shall become effective on the date on which all of the following conditions precedent have been satisfied or waived:

    (a) execution and delivery of this Agreement by each Borrower, each Guarantor, Deere, each Lender and the Agent;

    (b) receipt by the Agent, with a counterpart for each Lender, of a certificate of any Vice-President, the Secretary or Assistant Secretary of each Borrower, each Guarantor and Deere, dated the Third Amendment Effectiveness Date, certifying the names and true signatures of the officers of such Borrowers, Guarantors and Deere authorized to sign this Agreement, together with evidence of the incumbency of such Vice-President, Secretary or Assistant Secretary;

    (c) receipt by the Agent, with a counterpart for each Lender, of a copy of the resolutions in form and substance satisfactory to the Agent, of the board of directors of each of the Borrowers and the Guarantors authorizing the execution, delivery and performance of this Agreement, certified by their respective Secretary or Assistant Secretary as of the Third Amendment Effectiveness Date, which certificate shall state that the resolutions therein certified have not been amended, modified, revoked or rescinded as of the date of such certificate; and

    (d) receipt by the Agent, with a counterpart for each Lender, of an opinion of Fasken Campbell Godfrey, special counsel to the Borrowers, and an opinion of Frank S. Cottrell, Esq., or his successors, as general counsel, or an associate general counsel, of Deere, each dated the Third Amendment Effectiveness Date and addressed to the Lenders and the Agent, substantially in the forms of the opinions of such counsel dated April 5, 1995 with changes therein to reflect that such opinions are in respect of this Agreement and are rendered on the Third Amendment Effectiveness Date. Such opinions shall also cover such other matters incidental to the transactions contemplated by this Agreement as the Agent shall reasonably require.

4.  Amendment and Confirmation of Representations and Warranties

    (a) Section 8.1 of the Loan Agreement is hereby amended by deleting the reference therein to "John Deere Insurance Company of Canada" and to "Homelite Canada Limited" and inserting in their place the names "John Deere Foundation of Canada" and "John Deere Consumer Products Limited".

    (b) Subsection 8.7 of the Loan Agreement is hereby deemed amended by deleting the date "October 31, 1996" in the third line and by substituting in lieu thereof the date "October 31, 1997".

    (c) The representations and warranties made by each of the Borrowers in the Loan Agreement, as amended by this Agreement, are true and correct in all material respects on and as of the Third Amendment Effectiveness Date, before and after giving effect to the effectiveness of this Agreement as if made on and as of the Third Amendment Effectiveness Date except as otherwise disclosed in writing to the Agent or to the extent such representations and warranties expressly relate to an earlier date.

5.  USD Agreement

    Each of the parties hereto confirms that the USD Agreement referred to in the Loan Agreement is the U.S.$1,500,000,000 Amended and Restated Credit Agreement dated as of the date hereof among the USD Borrowers, certain financial institutions, The Chase Manhattan Bank, as USD Agent, and other agents as the same may be further amended, restated, supplemented or replaced from time to time.

6.  Confirmation by Guarantors

    Each Guarantor hereby consents to the terms and conditions of this Agreement. Deere Canada hereby confirms that the Guarantee executed by it dated as of April 5, 1995 has not been released, discharged, waived or varied by this Agreement, is in full force and effect, and constitutes a legal, valid and binding obligation of it. Deere Credit hereby confirms that the Guarantee assumed by it pursuant to the terms of the Assumption Agreement (as defined in the Second Amending Agreement made as of the 25th day of February, 1997) has not been released, discharged, waived or varied by this Agreement, is in full force and effect and constitutes a legal, valid and binding obligation of it.

7.  Confirmation by Deere and Deere Canada

    Deere hereby consents to the terms and conditions of this Agreement and each of Deere and Deere Canada hereby confirms that the Subordination Agreement executed by it dated April 5, 1995 has not been released, discharged, waived or varied by this Agreement, is in full force and effect and constitutes a legal, valid and binding obligation of it. Deere is a party to this Agreement solely for the purposes of the confirmation contained in this paragraph.

8.  Confirmation

    Except as expressly amended, modified and supplemented hereby, the parties hereto confirm the terms and conditions of the Loan Agreement and that they are and shall remain in full force and effect.

9.  Governing Law; Counterparts

    (a) This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario.

    (b) This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

    IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

                             JOHN DEERE LIMITED,
                             as Borrower

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             JOHN DEERE LIMITED,
                             as Guarantor

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             JOHN DEERE CREDIT INC.
                             as Borrower

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             JOHN DEERE CREDIT INC.,
                             as Guarantor

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

Attested by:                 DEERE & COMPANY

____________________         By: ____________________
Name:                        Name:
Title:                       Title:

                             By: ____________________
                             Name:
                             Title:

                             CANADIAN IMPERIAL BANK OF COMMERCE

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             ROYAL BANK OF CANADA

                             By: ____________________
                             Name:
                             Title:

                             THE TORONTO-DOMINION BANK
                             as a Lender

                             By: ____________________
                             Name:
                             Title:

                             By: ____________________
                             Name:
                             Title:

                             THE TORONTO-DOMINION BANK
                             as Agent

                             By: ____________________
                             Name:
                             Title:


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